UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934



Date of Report:         February 13, 2004
                (Date of earliest event reported)



                    Allen Organ Company
   (Exact name of registrant as specified in its charter)



    Pennsylvania                 0-275               23-1263194
(State or other jurisdiction   (Commission         (IRS Employer
  of incorporation)            File Number)     Identification No.)



150 Locust Street, P.O. Box 36, Macungie, Pennsylvania 18062-0036
(Address of principal executive offices)               (Zip Code)


                          610-966-2200
          (Registrants telephone number, including area code)
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Item 5    Other Events

Allen Organ Company hereby incorporates by reference herein its press release dated February 13, 2004 regarding its 2003 fourth quarter and full year results of operations, a copy of which is included as Exhibit 99.1 attached hereto.

Item 7    Financial Statements and Exhibits

  (c) Exhibits:
        99.1   Press release dated February 13, 2004


                         Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  ALLEN ORGAN COMPANY

Date: February 13, 2004         /s/ STEVEN MARKOWITZ
                               Steven Markowitz, President